UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

BLUE OWL CAPITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OBDC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On August 15, 2025, ORCC III Financing LLC (“ORCC III Financing”), a wholly owned subsidiary of Blue Owl Capital Corporation (the “Company”), Blue Owl Credit Advisors LLC, as the collateral manager, Societe Generale, as agent (the “Agent”) and swingline lender, each of the lenders party thereto and State Street Bank and Trust Company, as collateral custodian and collateral agent, entered into Amendment No. 8 to Loan and Servicing Agreement (the “Eighth Credit Facility Amendment”).

The Eighth Credit Facility Amendment amends the Loan and Servicing Agreement, dated as of July 29, 2021 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Secured Credit Facility”) by and among ORCC III Financing, as borrower, Blue Owl Capital Corporation, as equityholder, Blue Owl Credit Advisors LLC, as collateral manager, the Agent, State Street Bank and Trust Company, as collateral agent, Alter Domus (US) LLC, as collateral custodian, and the lenders party thereto. The Eighth Credit Facility Amendment amends the Secured Credit Facility to update the diligence procedures for reports related to the assets held by ORCC III Financing.

The description above is only a summary of the material provisions of the Eighth Credit Facility Amendment and is qualified in its entirety by reference to a copy of the form of Eighth Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 8 to the Loan and Servicing Agreement, dated as of August 15, 2025, among ORCC III Financing LLC, as borrower, Blue Owl Capital Corporation, as equityholder, Blue Owl Credit Advisors LLC, as collateral manager, Société Générale, as agent, State Street Bank and Trust Company, as collateral agent and collateral custodian, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Capital Corporation

Date: August 18, 2025	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer and Chief Operating Officer